Exhibit 99.1

                          UNIVERSAL INTERNATIONAL, INC.

                           5000 WINNETKA AVENUE NORTH

                            NEW HOPE, MINNESOTA 55428

                                NOTICE OF MERGER

                                       OF

                     99 CENTS ONLY STORES MERGER CORPORATION

                                  WITH AND INTO

                         UNIVERSAL INTERNATIONAL, INC.,

                                       AND

                       AVAILABILITY OF DISSENTERS' RIGHTS



To the Persons Who Were Record Holders
   of Common Shares of Universal
   International, Inc., Immediately Prior
   to the Effective Date of the Merger
   Referred to Below:

     NOTICE IS HEREBY GIVEN pursuant to Section 302A.473 and 302A.621 of the Minnesota Business Corporation Act (the "MBCA") that the merger (the "Merger") of 99 Cents Only Stores Merger Corporation, a Minnesota corporation ("Merger Subsidiary"), with and into Universal International, Inc., a Minnesota corporation (the "Company"), will become effective on or about January 25, 2000 (the "Effective Time"). Merger Subsidiary is a wholly owned subsidiary of 99 Cents Only Stores, a California corporation ("Parent"). Immediately prior to the Effective Time, Parent owned more than 90% of the outstanding common shares, par value $0.05 per share, of the Company (the "Shares"). The Shares constituted the only outstanding class of the Company's capital stock. Accordingly, under applicable Minnesota law, no action will be required by Shareholders of the Company other than Parent for the Merger to become effective. At the Effective Time, the separate corporate existence of Merger Subsidiary will terminate and the Company, as the surviving corporation in the Merger (sometimes referred to herein as the "Surviving Corporation"), will become a wholly owned subsidiary of Parent.

     The Merger will be effected pursuant to a Plan of Merger (the "Plan of Merger") in the form of resolutions adopted by the Board of Directors of the Parent. Under the terms of the Plan of Merger and the applicable provisions of the MBCA, the Shares will cease to be outstanding at the Effective Time. Registered holders of share certificates formerly representing the Shares (the "Certificates(s)") are herein referred to as "Certificate Holders." Further, under the terms of the Plan of Merger and the applicable provisions of the MBCA, at the Effective Time, the Certificates (other than Certificates representing Shares held by Parent or any direct or indirect wholly owned subsidiary of Parent, which will be cancelled) will represent solely (i) the right to receive $2.32 per Share in cash, without interest, upon surrender of such Certificate(s), or (ii) a right to dissent from the Merger and obtain the fair value in cash of such Shares under the MBCA (see below). Each share of common stock of Merger Subsidiary issued and outstanding immediately prior to the Effective Time will be converted into and exchanged for one share of common stock, $0.05 par value, of the Surviving Corporation, which in accordance with the Plan of Merger, will constitute all of the issued and outstanding shares of capital stock of the Surviving Corporation immediately after the Effective Time. Pursuant to Section 302A.621 of the MBCA, a copy of the Plan of Merger is attached hereto as Annex I.

     TO RECEIVE PAYMENT OF THE $2.32 PER SHARE IN CASH, WITHOUT INTEREST, PAYABLE PURSUANT TO THE MERGER, CERTIFICATE HOLDERS MUST COMPLETE THE ENCLOSED LETTER OF TRANSMITTAL AND MUST PRESENT THE LETTER OF TRANSMITTAL AND THEIR CERTIFICATES(S) TO AMERICAN STOCK TRANSFER & TRUST COMPANY, AS PAYING AGENT, IN THE MANNER DESCRIBED BELOW AND IN THE LETTER OF TRANSMITTAL.

     In addition to the information set forth herein and in the accompanying Letter of Transmittal, further information regarding the Company can be found in the Company's reports filed with the Securities and Exchange Commission (the "Commission"). These reports include the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, the Company's Quarterly Report on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998. These are the last reports filed by the Company while it was still a public company. In addition to the Company's filings, information regarding the Company is also part of the filings of Parent, including the Parent's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and the Parent's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999, June 30, 1999 and September 30, 1999. These reports may be inspected at the Commission's office at 450 Fifth Street, N.W., Washington, D.C. 20549, and should also be available for inspection and copying at the regional offices of the Commission located at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and 7 World Trade Center, Suite 1300 New York, New York, 10048. Copies may be obtained upon payment of the Commission's prescribed fees by writing to its principal office at 450 Fifth Street, N.W., Washington D.C. 20549, or through the Company's website (HTTP://WWW.SEC.GOV).

     The instructions that appear in the Letter of Transmittal should be read carefully and followed, and all necessary blanks filled in. Unless you desire to perfect dissenter's rights for your Shares under the MBCA, it is suggested that you promptly send your Certificate(s) with the signed and completed Letter of Transmittal, together with any necessary supporting papers, in the enclosed envelope to the Paying Agent. If such delivery is by mail, registered or certified mail with return receipt requested, properly insured is recommended. Once such a Certificate is surrendered for exchange to the Paying Agent along with a properly completed Letter of Transmittal, the holder


                                  EX-99.1 - 2
thereof shall be paid as soon as practicable $2.32 per Share in cash (the "Merger Consideration"), without interest thereon, for those Shares evidenced by such Certificates that are held by such holder as of the Effective Time. Such payment will be made by check mailed to the address specified by such Certificate Holder in the Letter of Transmittal. In September 1998, Parent completed an exchange offer of one share of Parent's common stock for every 16 shares of the Company's common stock. The $2.32 per Share in cash represents the amount that a holder would have received in Parent common stock (based upon the market price of the Parent common stock at the close of business on September 16, 1998) for each share of Company common stock if the holder had tendered the holder's shares of Company common stock in the exchange offer. As of September 30, 1999, the book value per share of Company common stock was $0.48.

     At the Effective Time, the Share transfer books of the Company will be closed and no further transfer of Shares can be made. At any time following one year after the Effective Time, the Paying Agent shall deliver to Parent all cash, Certificates and other documents relating to the Plan of Merger and the transactions contemplated thereby. Thereafter, Certificate Holders (other than Certificate Holders who have demanded and perfected their dissenters' rights) may surrender their Certificates to Parent and (subject to applicable abandoned property, escheat and similar laws) receive in consideration thereof $2.32 per Share in cash, without interest.

     Sections 302A.471 and 302A.473 of the MBCA entitle any Shareholder of the Company, in lieu of receiving the cash to which such Shareholder would otherwise be entitled pursuant to the Plan of Merger, to dissent from the Merger and obtain payment in cash for the "fair value" of the Certificates held by such Shareholder. Any Shareholder contemplating the exercise of these dissenters' rights should review carefully the provisions of Section 302A.471 and 302A.473 of the MBCA (copies of which are attached as Annex II hereto), particularly the specific procedural steps required to perfect such rights. Such rights will be lost if the procedural requirements of Section 302A.473 of the MBCA are not fully and precisely satisfied.

     Set forth below (to be read in conjunction with the full text of Section 302A.473 of the MBCA) is a brief description of the procedures relating to the exercise of dissenters' rights. The following description does not purport to be a complete statement of the provisions of Section 302A.473 of the MBCA and is qualified in its entirely by reference thereto.

     A Shareholder who wishes to exercise dissenters' rights (a "Dissenter") under Sections 302A.471 and 302A.473 of the MBCA must send the following materials to the Company at 4000 Union Pacific Avenue, City of Commerce, California 90023, Attention: Chief Financial Officer.

     1. The Dissenter's Certificates duly endorsed or accompanied by a separate assignment, and

     2. A Dissenter's Demand for Payment properly completed and executed. A copy of a Dissenters' Demand for Payment which may be used for this purpose is enclosed.

     The stock certificates and properly completed and executed Dissenters' Demand for Payment must be received by the Company no later than February 24, 2000. A Shareholder who fails to make demand for payment and to deposit certificates by February 24, 2000 will not be a Dissenter and will lose the right to demand the fair value of the Certificates under Sections


                                  EX-99.1 - 3

302A.471, 302A.473 and 302A.621 of the MBCA but will be entitled to the Merger Consideration payable under the Plan of Merger.

     Except as provided below, if demand for payment and deposit of stock certificates is duly made by a Dissenter with the Company in the manner herein described, the Company will pay the Dissenter an amount which the Company estimates to be the fair value of the Dissenter's Certificates with interest, if any. For the purpose of Dissenter's rights under Sections 302A.471, 302A.473 and 302A.621 of the MBCA, "fair value" means the value of the Certificates immediately before the effective date of the Merger and "interest" means interest commencing five days after the Effective Time up to and including the date of payment, calculated at the rate provided in Minnesota Statutes Section
549.09 (presently 5.00% per year). The payment must be accompanied by (i) the Company's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the Effective Time and the Company's latest available interim financial statements, (ii) an estimate by the Company of the fair value of the Certificates and a brief description of the method used by the Company to reach such estimate, and (iii) a copy of Section 302A.471 and 302A.473 of the MBCA, and a brief description of the procedure to be followed in demanding supplemental payment. If the Dissenter believes the payment received from the Company is less than the fair value of the Certificates plus interest, such Dissenter may give written notice to the Company of his or her own estimate of the fair value of the Certificates, plus interest, within 30 days after the Company's mailing of the Company's remittance. If the Dissenter fails to give written notice of such estimate to the Company within the 30-day time period, such Dissenter will be entitled only to the amount remitted by the Company.

     The Company may withhold such remittance with respect to Certificates for which the Dissenter demanding payment was not the registered owner (or the person on whose behalf such Dissenter acts was not the beneficial owner) as of the first public announcement date of the Merger (the "Public Announcement Date"). As to each such Dissenter who has validly demanded payment but with respect to which the Company plans to withhold remittance, the Company will mail to the Dissenter the materials described in the preceding paragraph, a statement of the reason for withholding the remittance, and an offer to pay to the Dissenter the amount listed in the materials, plus interest, if any, if the Dissenter agrees to accept the amount in full satisfaction. If such Dissenter believes that the Company's offer is for less than the fair value of the Certificates plus interest, such Dissenter must give written notice to the Company of his or her own estimate of the fair value of the Certificates, plus interest and demand payment of this amount within 30 days after the mailing of the Company's offer. If the Dissenter fails to give written notice of such estimate to the Company within the 30-day time period, such Dissenter will be entitled only to the amount offered by the Company.

      If the Company and the Dissenter (including both a Dissenter who purchases Shares on or prior to the Public Announcement Date and a Dissenter who purchased Shares after the Public Announcement Date who have complied with their respective demand requirements) cannot settle the Dissenter's demand within 60 days after the Company receives the Dissenter's estimate for the fair value of his or her Certificates, then the Company will file a petition in a court of competent jurisdiction in Hennepin County, Minnesota, requesting that the court determine the fair value of the Company's Certificates plus interest. All Dissenters whose demands are not settled within the applicable 60-day settlement period will be made parties to this proceeding.


                                  EX-99.1 - 4

     The court will then determine whether each Dissenter in question has fully complied with the provisions of Section 302A.473, and for all Dissenters who have fully complied and not forfeited statutory dissenters' rights, will determine the fair value of the Certificates, taking into account any and all factors the court finds relevant (including, without limitation, the recommendation of any appraisers which may have been appointed by the court), computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the Company or a Dissenter. The per share fair value of the Certificates as determined by the court is binding on all Shareholders, wherever located, and may be less than, equal to or greater than the Merger Consideration per share to be paid in the Merger. Each Dissenter is entitled to judgment in cash for the amount by which the fair value of the Certificates as determined by the court, plus interest, exceeds the amount, if any, previously remitted by the Company to the Dissenter. However, under the statute, Dissenters are not liable to the Company for the amount, if any, by which payments remitted by the Company to the Dissenters exceed the fair value of such Certificates determined by the court, plus interest. The costs and expenses of this court proceeding will be assessed against the Company, except that the court may assess part or all of those costs and expenses against a Dissenter whose action in demanding payment is found to be arbitrary, vexatious or not in good faith.

     If the court finds that the Company has failed to comply substantially with
Section 302A.473, the court also may assess against the Company such fees and expenses, if any, of attorneys and experts as the court deems equitable. Such fees and expenses may also be assessed against any person who has acted arbitrarily, vexatiously or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

     Under Section 302A.471, Subd. 2 of the MBCA, a Shareholder of the Company may not assert dissenters' rights with respect to less than all of the Shares registered in the Shareholder's name, unless the Shareholder dissents with respect to all Shares beneficially owned by another person and discloses the name and address of such other person. Under Section 302A.471, Subd. 2, beneficial owners of Certificates who desire to exercise statutory dissenters' rights themselves must obtain and submit the registered owner's written consent at or before the time they deposit their Certificates and demand for payment with the Company.

     Under Section 302A.471, Subd. 4 of the MBCA, a Shareholder of the Company has no right at law or equity to set aside the adoption of the Plan or Merger or the consummation of the Merger, except if such adoption or consummation is fraudulent with respect to such Shareholder of the Company.

     Additional copies of this Notice of Merger, the related Letter of Transmittal, and the enclosed Dissenter's Demand for Payment may be obtained from the Paying Agent at 40 Wall Street, New York, New York 10005, Attention:
Reorg. Department.


                                                   UNIVERSAL INTERNATIONAL, INC.


January 25, 2000


                                  EX-99.1 - 5

                   TO BE COMPLETED AND RETURNED ONLY IF STATUTORY
                     DISSENTERS' RIGHTS ARE BEING EXERCISED

                                   DISSENTERS'
                               DEMAND FOR PAYMENT



Universal International, Inc.
4000 Union Pacific Avenue
City of Commerce, California 90023
Attention: Chief Financial Officer

     The undersigned, pursuant to Minnesota Statutes Section 302A.473, Subd. 4(b), hereby deposits with Universal International, Inc., (the "Company"), and demands payment for, the shares of common stock, $.05 par value, of the Company represented by the certificates listed below:

                         DESCRIPTION OF SHARES DEPOSITED

                      (To be Completed by the Shareholder)

            Certificate            Number of           Date Shares
                No.                 Shares               Acquired

            -------------         ------------         -------------

(ATTACH A SEPARATE SHEET IF ADDITIONAL SPACE IS NECESSARY AND CHECK HERE ( )

     The undersigned hereby represents and warrants to the Company that (i) the undersigned has full authority to surrender the above-described shares and (ii) the undersigned, or the beneficial owner on whose behalf the undersigned is submitting this Demand for Payment, acquired the shares on the date(s) set forth above.

     All authority conferred hereby shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the undersigned's heirs, representatives and assigns.

                                           Very truly yours,


                                            ------------------------------------
                                            (Signature of Registered Holders(s))

                                            Must be signed by registered holder
                                            (s) exactly as name appears on stock
                                            certificate(s) or by person(s)
                                            authorized to become registered
                                            holder(s) by certificates and
                                            documents transmitted.

                                            Print Name and Address

                                            ------------------------------------
                                            ------------------------------------
                                            ------------------------------------
                                            Dated: _______________________, 2000

                              LETTER OF TRANSMITTAL

         TO ACCOMPANY CERTIFICATE(S) FORMERLY REPRESENTING COMMON SHARES

                                       OF

                          UNIVERSAL INTERNATIONAL, INC.

                          SURRENDERED FOR CASH PAYMENT

                               OF $2.32 PER SHARE

                             PURSUANT TO THE MERGER

                                       OF

                     99 CENTS ONLY STORES MERGER CORPORATION

                      A DIRECT, WHOLLY OWNED SUBSIDIARY OF

                              99 CENTS ONLY STORES

                                      INTO

                          UNIVERSAL INTERNATIONAL, INC.


--------------------------------------------------------------------------------
                       The Paying Agent for the Merger is:
                     American Stock Transfer & Trust Company

              BY MAIL TO:                      BY HAND/OVERNIGHT COURIER:
        American Stock Transfer                  American Stock Transfer
            & Trust Company                          & Trust Company
             40 Wall Street                     40 Wall Street-46th Floor
        New York, New York 10005                New York, New York 10005
   For Help Completing this Letter of
           Transmittal, call:                  For other questions, call:
             1-800-937-5449                          1-800-937-5449
--------------------------------------------------------------------------------
                        DESCRIPTION OF SHARE(S) ENCLOSED
--------------------------------------------------------------------------------
 Name(s) and Address(es) of Certificate
               Holder(s)                       Share Certificates Enclosed
 (Please fill in, if blank, exactly as      (Attach additional signed list if
       name(s) appear(s) on Share                      necessary)
            Certificate(s))                        (SEE INSTRUCTION 3)
--------------------------------------------------------------------------------
                                                                   Total Number
                                                                    of Shares
                                                                   Represented
                                          Share Certificate         by Share
                                              Number(s)           Certificate(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         Total Shares:
--------------------------------------------------------------------------------
   [ ] CHECK HERE IF CERTIFICATES HAVE BEEN LOST OR MUTILATED. SEE SECTION 9.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOR OFFICE USE ONLY
Debit Shares___    Partial_______  SBL/LT________  Alt Payee____   Spec Del_____
           ____    Approved______  Input_________  Audit________   Mailed_______
--------------------------------------------------------------------------------


                             EX-99.1 (DISSENT) - 2

          THIS LETTER OF TRANSMITTAL SHOULD BE COMPLETED, SIGNED AND SUBMITTED, TOGETHER WITH YOUR CERTIFICATE(S) FORMERLY REPRESENTING ONE OR MORE COMMON SHARES OF UNIVERSAL INTERNATIONAL, INC., TO ONE OF THE ADDRESSES SET FORTH ABOVE. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

            THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

            IF CERTIFICATES ARE REGISTERED IN DIFFERENT NAMES, A SEPARATE LETTER OF TRANSMITTAL MUST BE SUBMITTED FOR EACH DIFFERENT REGISTERED OWNER. SEE INSTRUCTIONS 4 AND 6.

                        PLEASE READ THE FOLLOWING AND THE

                       ACCOMPANYING INSTRUCTIONS CAREFULLY



--------------------------------------     -------------------------------------
    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 4, 5 AND 6)           (SEE INSTRUCTIONS 1, 4, 5 AND 6)

      To be completed ONLY if the           ......To be completed ONLY if the
check to be issued in exchange for          check to be issued in exchange for
Certificate(s) surrendered herewith         Certificate(s) surrendered herewith
is to be issued in the name of              is to be sent to someone other than
someone other than the undersigned.         the undersigned or to the
                                            undersigned at an address other
Issue check to:                             than that indicated above.

Name:..............................         Mail check to:
           (Pleases Print)
                                            Name:...............................
Address............................                   (Pleases Print)
 ...................................
 ...................................         Address.............................
         (Include Zip Code)                 ....................................
                                            ....................................
 ...................................                  (Include Zip Code)
 (Taxpayer Identification or Social
            Security No.)                   ....................................
      (SEE SUBSTITUTE FORM W-9)              (Taxpayer Identification or Social
                                                       Security No.)
                                                 (SEE SUBSTITUTE FORM W-9)
--------------------------------------     -------------------------------------


                             EX-99.1 (DISSENT) - 3

--------------------------------------------------------------------------------
                              IMPORTANT - SIGN HERE
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

 ................................................................................

 ................................................................................
                     (Signature(s) of Certificate Holder(s))
Dated:........., 2000

(Must be signed by Certificate Holder(s) exactly as name(s) appear(s) on the Certificate(s) or on a security position listing or by person(s) authorized to become Certificate Holder(s) by certificate(s) and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please also provide the necessary information. SEE INSTRUCTION 4.)

Name(s):........................................................................

 ................................................................................
                             (Please Type or Print)

Capacity (Full Title):..........................................................

Address:........................................................................

        ........................................................................
                               (Include Zip Code)

Area Code and Telephone Number..................................................

Tax Identification or
Social Security No.:............................................................
                   (SEE SUBSTITUTE FORM W-9 AND INSTRUCTION 7)

                            GUARANTEE OF SIGNATURE(S)
                      (IF REQUIRED-SEE INSTRUCTION 1 AND 4)

Authorized Signature:...........................................................
Name (Please print):............................................................
Name of Firm:...................................................................
Address:........................................................................
            ....................................................................
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:.................................................
Dated:........., 2000
--------------------------------------------------------------------------------


                             EX-99.1 (DISSENT) - 4

             TO BE COMPLETED BY ALL SURRENDERING CERTIFICATE HOLDERS

                               (SEE INSTRUCTION 7)

--------------------------------------------------------------------------------
             PAYOR'S NAME: AMERICAN STOCK TRANSFER AND TRUST COMPANY
--------------------------------------------------------------------------------

SUBSTITUTE FORM W-9
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER ("TIN") AND CERTIFICATION

--------------------------------------------------------------------------------


Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

         TIN
            -------------------------------------------
         (Social Security Number or Employer ID Number)

--------------------------------------------------------------------------------

Part 2 - FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (SEE INSTRUCTIONS)

--------------------------------------------------------------------------------

Part 3 - CERTIFICATIONS-UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.


Signature:                                      Date:
          -----------------------------------        ---------------------------

--------------------------------------------------------------------------------


You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

              WROTE "APPLIED FOR" IN PART 1 OF SUBSTITUTE FORM W-9.



--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER



     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF PAYMENT, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME WILL BE WITHHELD, BUT THAT SUCH AMOUNTS WILL BE REFUNDED TO ME IF I THEN PROVIDE A TAXPAYER IDENTIFICATION NUMBER WITHIN SIXTY (60) DAYS.

SIGNATURE:                                      DATE:
          -----------------------------------        ---------------------------

--------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE


                             EX-99.1 (DISSENT) - 5

        MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR INSTRUCTIONS.


                             EX-99.1 (DISSENT) - 6

LADIES AND GENTLEMEN:

     In connection with the merger (the "Merger") consummated on January 25, 2000, of 99 Cents Only Stores Merger Corporation ("Merger Subsidiary"), a wholly owned subsidiary of 99 Cents Only Stores ("Parent"), into Universal International, Inc., (the "Company"), pursuant to a Plan of Merger adopted by the Board of Directors of Parent, the registered holder(s) (the "Certificate Holder(s)") of the share certificate(s) described above (the "Certificate(s)") formerly representing common shares (the "Shares"), of the Company, or the transferee or assignee of such Certificate Holder(s), hereby submits and surrenders to you the Certificate(s) in exchange for $2.32 per Share, net in cash, without interest thereon (the "Merger Consideration"). The undersigned has received a copy of the Notice of Merger and the enclosures thereto, including a summary of shareholders' dissenters' rights and a copy of Sections 302.A.471 and 302A.473 of the Minnesota Business Corporation Act (the "MBCA"), all of which were sent to Certificate Holders with this Letter of Transmittal.

     The undersigned represents that the undersigned has full authority to surrender the Certificate(s), free and clear of all liens, claims and encumbrances. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed appropriate or necessary by American Stock Transfer & Trust Company (the "Paying Agent") in connection with the surrender of the Certificate(s). The undersigned hereby irrevocably constitutes and appoints the Paying Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to the undersigned's Certificate(s) with full power and substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest), to deliver the Certificate(s), together with all accompanying evidences of transfer and authenticity, upon receipt by the Paying Agent, as the undersigned's agent, of the consideration therefor, for cancellation by the Paying Agent (as hereinafter defined). All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

     THE UNDERSIGNED UNDERSTANDS THAT SUBMISSION OF THIS LETTER OF TRANSMITTAL TO THE PAYING AGENT WILL CONSTITUTE A WAIVER OF HIS OR HER RIGHT TO DEMAND THE FAIR VALUE OF HIS OR HER SHARES PURSUANT TO SECTIONS 302A.471 AND 302A.473 OF THE MBCA. THE UNDERSIGNED FURTHER UNDERSTANDS THAT IF HE OR SHE HAS EXERCISED DISSENTERS' RIGHTS BY FILING A DEMAND WITH RESPECT TO THE SHARES FORMERLY REPRESENTED BY THE CERTIFICATE(S) SUBMITTED AND SURRENDERED HEREWITH, THE UNDERSIGNED BY SUBMISSION TO THE PAYING AGENT OF THIS LETTER OF TRANSMITTAL HEREBY WITHDRAWS SUCH DEMAND AND AGREES THAT THE FAIR VALUE OF SUCH SHARES IS NOT MORE THAN THE MERGER CONSIDERATION AND PARENT AND MERGER SUBSIDIARY HEREBY ACCEPT SUCH WITHDRAWAL.

     The undersigned understands that surrender is not made in acceptable form until receipt by the Paying Agent of this Letter of Transmittal, or a facsimile hereof, duly completed and signed, together with the Certificate(s) and all accompanying evidences of authority in form satisfactory to the Parent and any other required documents. The undersigned hereby acknowledges that delivery of the Certificate(s) shall be effected and risk of loss and title to the Certificate(s) shall pass only upon proper delivery thereof to the Paying Agent. All questions as to validity, form and eligibility of any surrender of Certificate(s) hereunder will be determined by Parent and such determination shall be final and binding on all parties.

     The undersigned understands that payment for surrendered Certificate(s) will be made as promptly as practicable after surrender of Certificate(s) is made in acceptable form.

     Please issue and deliver the check in payment for the Shares formerly represented by the Certificate(s) surrendered pursuant to this Letter of Transmittal to the undersigned at the address specified above unless otherwise indicated under Special Payment Instructions or Special Delivery Instructions above.


                             EX-99.1 (DISSENT) - 7

                                  INSTRUCTIONS

1. GUARANTEE OF SIGNATURES.

     No signature guarantee on this Letter of Transmittal is required (a) if this Letter of Transmittal is signed by the Certificate Holder(s) (which term, for purposes of this document, shall include any participant in The Depository Trust Company whose name appears on a security position listing as the owner of Shares) of the Certificate(s) surrendered herewith, unless such holder has completed either the box titled "Special Payment Instructions" or box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (b) if such Certificate(s) are tendered for the account of a firm which has been approved for this purpose by the Paying Agent (an "Eligible Institution"). Eligible Institutions generally include banks, brokers, dealers, credit unions, savings associations and other entities which are members in good standing of the Securities Transfer Agents Medallion Program or the New York Stock Exchange Medallion Program. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4.

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATE(S).

     This Letter of Transmittal (or facsimile thereof) is to be completed by Certificate Holder(s) in accordance with the Instructions set forth herein. Certificate(s) together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Paying Agent.

     THE METHOD OF DELIVERY OF CERTIFICATE(S), THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE CERTIFICATE HOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE PAYING AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

3. INADEQUATE SPACE.

     If the space provided herein is inadequate, the Certificate numbers and/or number of Shares should be listed on a separate signed schedule attached hereto.

4. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the Certificate Holder(s) of the Certificate(s) surrendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Certificate(s) surrendered hereby is held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

     If more than one Certificate is surrendered herewith and such Certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

     When this Letter of Transmittal is signed by the registered owner(s) of the Certificate(s) listed and transmitted hereby, no endorsements of Certificate(s) or separate stock powers are required. However, where payment is to be made to a person other than the Certificate Holder(s), signatures on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Certificate(s) listed, the Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the


                             EX-99.1 (DISSENT) - 8
name or names of the registered owner or owners appear(s) on the Certificate(s). Signature on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Certificate or stock power is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Paying Agent of their authority so to act must be submitted.

5. STOCK TRANSFER TAXES.

     The Company will pay any stock transfer taxes with respect to Certificate(s) surrendered pursuant to the Merger. However, if payment is to be made to a person other than the person in whose name the Certificate(s) surrendered is registered, the amount of any stock transfer taxes (whether imposed on the Certificate Holder(s) or such person) payable on account of the transfer to such person will be deducted from payment for such Certificate(s) unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR A TRANSFER TAX STAMP TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

6. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.

     If a check is to be issued for Certificate(s) formerly representing Shares surrendered herewith in the name of a person other than the signer(s) of this Letter of Transmittal or if such check is to be sent to someone other than the signer(s) of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

7. 31% BACKUP WITHHOLDING: SUBSTITUTE FORM W-9.

     Under U.S. federal income tax law, a Certificate Holder whose Certificate(s) is surrendered herewith is required to provide the Paying Agent with such Certificate Holder's correct taxpayer identification number ("TIN") on substitute Form W-9 above. If such Certificate Holder(s) is an individual, the TIN is her or his social security number. If the Paying Agent is not provided with the correct TIN, the Internal Revenue Service may subject the Certificate Holder or other payee to a $50 penalty. In addition, payments that are made to such Certificate Holder or other payee with respect to Shares converted into the right to receive cash pursuant to the Merger may be subject to 31% backup withholding.

     Certain Certificate Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the Certificate Holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Paying Agent. See the enclosed "Guidelines for Certificate of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Paying Agent is required to withhold 31% of any such payments made to the Certificate Holder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     To prevent backup withholding on payments that are made to a Certificate Holder with respect to Shares converted into the right to receive cash pursuant to the Merger, the Certificate Holder is required to notify the Paying Agent of such Certificate Holder's correct TIN by completing a Substitute W-9 certifying
(a) that the TIN provided on Substitute Form W-9 is correct (or that such Certificate Holder is awaiting a TIN), and (b) that (i) such Certificate Holder is exempt from backup withholding or (ii) such Certificate Holder has not been notified by the Internal Revenue Service that such Certificate Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such Certificate Holder that such Certificate Holder is no longer subject to the backup withholding.


                             EX-99.1 (DISSENT) - 9

     Exempt Certificate Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Certificate Holder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date this form. See the enclosed Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status" signed under penalties of perjury attesting to such exempt status. Such forms may be obtained from the Payor.

     If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Payor within 60 days, backup withholding will begin and continue until you furnish your TIN to the Payor. NOTE: WRITING "APPLIED FOR" ON THE FORM MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE IN THE NEAR FUTURE.

     Each Certificate Holder is required to give the Paying Agent the TIN of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

8. REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.

     Questions and requests for assistance may be directed to the Paying Agent at its address and telephone numbers listed on the first page of this Letter of Transmittal. Additional copies of the Notice of Merger, this Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number or Substitute Form W-9 and other documents may be obtained from the Paying Agent, and will be furnished promptly at the Parent's expense. You may also contact your broker, dealer, commercial bank, trust company, or other nominee for assistance in connection with the Merger.

9. LOST, DESTROYED OR STOLEN CERTIFICATES.

     If any Certificate(s) representing Shares has been lost, destroyed or stolen, the Certificate Holder(s) should promptly notify the Paying Agent. The Certificate Holder(s) will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificate(s) have been followed. No interest will be paid on amounts due for such or any Certificate(s).

10. VALIDITY OF SURRENDER, IRREGULARITIES.

     All questions as to validity, form and eligibility of any surrender of the Certificate(s) hereunder will be determined by Parent (which may delegate power in whole or in part to the Paying Agent), and such determination shall be final and binding. Parent (which may delegate power in whole or in part to the Paying Agent) reserves the right to waive any irregularities or defects in the surrender of any Certificate(s) and its interpretations of the terms and conditions of the Merger Agreement and of this Letter of Transmittal (including these instructions) with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been made until all irregularities and defects have been cured or waived.

      IF FURTHER INSTRUCTIONS ARE NECESSARY, CONTACT THE PAYING AGENT AT 1-800-937-5449. MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMETNS SHOULD BE SENT OR DELIVERED BY EACH CERTIFICATE HOLDER OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE PAYING AGENT AT ONE OF ITS ADDRESSES APPEARING ON THE FRONT PAGE OF THE LETTER OF TRANSMITTAL.


                             EX-99.1 (DISSENT) - 10

                                                                         ANNEX I

                              99 CENTS ONLY STORES

                        RESOLUTIONS OF BOARD OF DIRECTORS


     WHEREAS, 99 Cents Only Stores, a California corporation (the "Company"), owns more than 90% of the issued and outstanding capital stock of Universal International, Inc., a Minnesota corporation ("Subsidiary"), which issued and outstanding capital stock consists of 9,518,328 shares (each, a "Share" and collectively, the "Shares") of common stock, par value $.05 per share;

     WHEREAS, the Company owns 100% of the issued and outstanding capital stock of 99 Cents Only Stores Merger Corporation, a Minnesota corporation ("Newco"), which issued and outstanding capital stock consists of 1,000 shares (each, a "Newco Share" and collectively, the "Newco Shares") of common stock, no par value (the "Newco Common Stock");

     WHEREAS, the Company desires to effect the merger of Newco with and into the Subsidiary pursuant to Section 302A.621 of the Minnesota Business Corporation Act (the "MBCA").

     NOW, THEREFORE, BE IT RESOLVED, that Newco be merged with and into the Subsidiary pursuant to Section 302A.621 of the MBCA (the "Merger"), in accordance with the further resolutions below (which resolutions shall constitute the Plan of Merger).

     RESOLVED FURTHER, that as a result of the Merger, the separate corporate existence of Newco shall cease and the Subsidiary shall continue as the surviving corporation of the Merger (the "Surviving Corporation").

     RESOLVED FURTHER, that at the Effective Time (as defined below), each Share issued and outstanding immediately prior to the Effective Time (except for Shares then owned beneficially or of record by the Company and except for Dissenting Shares (as defined below)) shall, by virtue of the Merger and without any action on the part of the holder thereof, be canceled and converted into the right to receive $ 2.32 (the "Merger Consideration") in cash payable to the holder thereof (pro-rated for fractional shares, if any), without interest thereon, upon surrender of the certificate representing such Share (the "Certificate").

     RESOLVED FURTHER, that the Company shall cause to be mailed to each person who was, at the Effective Time, a holder of record of Shares entitled to receive the Merger Consideration: (i) a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates evidencing such Shares shall pass, only upon proper delivery of the Certificates to the Surviving Corporation at the address specified in such letter of transmittal) and (ii) instructions for use in effecting the surrender of the Certificates pursuant to such letter of transmittal; and that upon surrender to the Surviving Corporation of a Certificate, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as reasonably may be required pursuant to such instructions, the holder of such Certificate shall be entitled promptly to receive in exchange therefor the Merger Consideration for each Share formerly evidenced by such Certificate.

     RESOLVED FURTHER, that if payment of the Merger Consideration is to be made to a person other than the person in whose name the surrendered Certificate is registered on the stock transfer books of the Subsidiary, it shall be a condition of payment that the Certificate so surrendered shall be endorsed properly or otherwise be in proper form for transfer and that the person requesting such payment shall have paid all transfer and other taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of the Surviving Corporation that such taxes either have been paid or are not applicable.

     RESOLVED FURTHER, that in the event any Certificate or Certificates shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate or Certificates to have been lost, stolen or destroyed, the amount to which such person would have been entitled hereunder but for failure to deliver such Certificate or Certificates to the Surviving Corporation shall nevertheless be paid to such person; provided, however, that the Surviving Corporation may, in its sole discretion and as a condition precedent to such payment, require such person to give the Surviving Corporation a written indemnity agreement in form and substance reasonably satisfactory to the Surviving Corporation and, if reasonably deemed advisable by the Surviving Corporation, a bond in such sum as it may reasonably direct as indemnity against any claim that may be had against the Surviving Corporation or the Company with the respect to the Certificate or Certificates alleged to have been lost, stolen or destroyed.

     RESOLVED FURTHER, that at the close of business on the day of the Effective Time, the stock transfer books of the Subsidiary shall be closed and thereafter there shall be no further registration of transfers of Shares on the records of the Subsidiary.

     RESOLVED FURTHER, that at the Effective Time, each Share issued and outstanding immediately prior to the Effective Time which is then owned beneficially or of record by the Company shall, by virtue of the Merger and without any action on the part of the Company, be canceled and cease to exist, and no payment shall be made with respect thereto.

     RESOLVED FURTHER, that at the Effective Time, the holders of Certificates representing Shares that are issued and outstanding immediately prior to the Effective Time shall cease to have any rights as shareholders of the Subsidiary, except such rights, if any, as they may have pursuant to the MBCA (including the rights of holders or beneficial owners of Dissenting Shares pursuant to Sections 302A.471, 302A.473 and 302A.621 of the MBCA), and, except as aforesaid, their sole right shall be the right to receive the Merger Consideration for each Share represented by a Certificate as aforesaid.

     RESOLVED FURTHER, that promptly after the date hereof, a notice shall be sent to each shareholder of the Subsidiary (other than the Company) in accordance with Section 302A.473, subd. 4 of the MBCA.


                              EX-99.1 (ANNEX) - 2

     RESOLVED FURTHER, that Shares that are issued and outstanding immediately prior to the Effective Time and that are held or beneficially owned by holders or beneficial owners of such Shares who properly exercise and preserve dissenters' rights with respect thereto in accordance with Sections 302A.471, 302A.473 and 302A.621 of the MBCA ("Dissenting Shares") will not be converted into the right to receive the Merger Consideration, and holders or beneficial owners of such Dissenting Shares will be entitled to receive payment of the fair value of such Dissenting Shares in cash in accordance with the provisions of
Section 302A.473 of the MBCA unless and until such holders or beneficial owners fail to perfect or effectively withdraw or lose their rights to payment under such Section 302A.473, in which case such Dissenting Shares will thereupon be treated as if they had been converted into, at the Effective Time, the right to receive the Merger Consideration per Share, without interest.

     RESOLVED FURTHER, that at the Effective Time, each Newco Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $.05 per share, of the Surviving Corporation (the "Surviving Corporation Common Stock").

     RESOLVED FURTHER, that from and after the Effective Time, each outstanding certificate theretofore representing shares of Newco Common Stock shall be deemed for all purposes to evidence ownership of and to represent the same number of shares of Surviving Corporation Common Stock.

     RESOLVED FURTHER, that the Merger shall be effective upon the later of the filing of articles of merger with the Secretary of State of the State of Minnesota in the manner required by law or 11:59 p.m., Minneapolis, Minnesota time, on January 24, 2000 (the date and time of such filing being the "Effective Time").

     RESOLVED FURTHER, that a copy of these resolutions shall be mailed to each shareholder of the Subsidiary (other than the Company) in accordance with
Section 302A.621, subd. 2 of the MBCA.

     RESOLVED FURTHER, that any officer of the Company be and hereby is authorized and directed to sign, for and on behalf of the Company, articles of merger setting forth the foregoing Plan of Merger and such other information as required by law, and to cause such articles to be filed for record with the Secretary of State of the State of Minnesota in the manner required by law.

     RESOLVED FURTHER, that the officers of the Company, and each of them, be and they hereby are authorized, for and on behalf of the Company, to take such other action as such officers, or any of them, shall deem necessary or appropriate to carry out the purposes of the foregoing resolutions.


                              EX-99.1 (ANNEX) - 3

                                                                        ANNEX II

     MINNESOTA STATUTES

     302A.471 RIGHTS OF DISSENTING SHAREHOLDERS.

     Subdivision 1. ACTIONS CREATING RIGHTS. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

          (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

               (1) alters or abolishes a preferential right of the shares;

               (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

               (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

               (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

          (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

          (c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3;

          (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

          (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

     Subd. 2. BENEFICIAL OWNERS. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

          (b) A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

     Subd. 3. RIGHTS NOT TO APPLY. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

          (b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

     Subd. 4. OTHER RIGHTS. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.


                             EX-99.1 (ANNEX II) - 2

     MINNESOTA STATUTES

     302A.473 PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS.

     Subdivision 1. DEFINITIONS. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

          (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

          (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

          (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

     Subd. 2. NOTICE OF ACTION. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

     Subd. 3. NOTICE OF DISSENT. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

     Subd. 4. NOTICE OF PROCEDURE; DEPOSIT OF SHARES. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

               (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

               (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

               (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

               (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.


                             EX-99.1 (ANNEX II) - 3

          (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

      Subd. 5. PAYMENT; RETURN OF SHARES. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

               (1) the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

               (2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

               (3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

          (b) The corporation may withhold the remittance described in paragraph
     (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

          (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

     Subd. 6. SUPPLEMENTAL PAYMENT; DEMAND. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

     Subd. 7. PETITION; DETERMINATION. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic


                             EX-99.1 (ANNEX II) - 4
corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

     Subd. 8. COSTS; FEES; EXPENSES. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

          (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

          (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.


                             EX-99.1 (ANNEX II) - 5